UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 21, 2004

Commission File Number 0-4281

ALLIANCE GAMING CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA

88-0104066

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd. Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (702) 270-7600

ITEM 12.  Results of Operations and Financial Condition

The registrant’s press release dated April 21, 2004, regarding its financial results for the periods ended March 31, 2004, including unaudited consolidated financial statements for the period ended March 31, 2004, is furnished as Exhibit 99 of this Form8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

ALLIANCE GAMING CORPORATION
(Registrant)

By	/s/ Robert Miodunski
President and Chief Executive Officer (Principal Executive Officer)

By	/s/ Robert L. Saxton
Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Date: April 21, 2004